CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       CLAYMORE S&P GLOBAL WATER INDEX ETF
                       CLAYMORE/ZACKS COUNTRY ROTATION ETF
                     CLAYMORE/BEACON GLOBAL TIMBER INDEX ETF
                  CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
                  CLAYMORE/SWM CANADIAN ENERGY INCOME INDEX ETF
      CLAYMORE/BEACON GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF
                         CLAYMORE/NYSE ARCA AIRLINE ETF
                    CLAYMORE/BNY MELLON FRONTIER MARKETS ETF
                 CLAYMORE/ALPHASHARES CHINA SMALL CAP INDEX ETF
            CLAYMORE/ZACKS INTERNATIONAL MULTI-ASSET INCOME INDEX ETF
                  CLAYMORE/ROBB REPORT GLOBAL LUXURY INDEX ETF
                    CLAYMORE/DELTA GLOBAL SHIPPING INDEX ETF
                   CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF
                   CLAYMORE/ALPHASHARES CHINA REAL ESTATE ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUNDS:

The following paragraphs are hereby added to the "Investment Advisory Services"
section in each Fund's Prospectus at the end of the sub-section "Investment Adviser":

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Trust expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by each Fund's shareholders.

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


July 30, 2009